SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X) Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             UWHARRIE CAPITAL CORP.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                              UWHARRIE CAPITAL CORP
                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         NOTICE is hereby given that the Annual Meeting of Shareholders of Uwharrie Capital Corp (the "Company") will be held as follows:

                  PLACE:  Stanly County Agri-Civic Center
                          26032 Newt Road
                          Albemarle, North Carolina

                  DATE:   Monday, May 11, 1998

                  TIME:   6:00 p.m. - Dinner
                          7:30 p.m. - Business Meeting

         The purposes of the meeting are:

         1.       To elect six directors of the Company;

         2. To ratify the appointment of Dixon Odom PLLC as the Company's independent public accountants for 1998; and

         3. To transact such other business as may properly be presented for action at the meeting.

         YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. THE GIVING OF AN APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE MEETING AND VOTE IN PERSON.

                       BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ Roger L. Dick

                      ROGER L. DICK
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
APRIL 8, 1998

                              UWHARRIE CAPITAL CORP
                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001
                                 (704) 983-6181

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Uwharrie Capital Corp (the "Company") of appointments of proxy for use at the annual meeting of the Company's shareholders (the "Annual Meeting") to be held on Monday, May 11, 1998, at 7:30 p.m., in the Stanly County Agri-Civic Center, 26032 Newt Road, Albemarle, North Carolina, and at any adjournments thereof. The Company's proxy solicitation materials are being mailed to shareholders on or about April 8, 1998. In this Proxy Statement, the Company's subsidiary bank, Bank of Stanly, is referred to as the "Bank".

VOTING OF PROXIES

         Persons named in the enclosed appointment of proxy as proxies (the "Proxies") to represent shareholders at the Annual Meeting are Roger L. Dick, Dawn L. Melton and Tamara M. Singletary. Shares represented by each appointment of proxy which is properly executed, returned and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, such shares will be voted "FOR" the election of each of the six nominees for director named in Proposal 1, and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote in accordance with their best judgment.

RECORD DATE

         The close of business on March 27, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

VOTING SECURITIES

         The Company's voting securities are the shares of its common stock, par value $1.25 per share, of which 2,290,353 shares were issued and outstanding on March 27, 1998.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

         At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date on each matter submitted for voting and, in the election of directors, for each director to be elected. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors.

         In the election of directors, the six nominees receiving the highest number of votes will be elected. For Proposal 2 to be approved, a majority of the shares represented in person and by proxy and entitled to vote at the Annual Meeting must be voted in favor of approval. Abstentions and broker nonvotes will have no effect in the voting at the Annual Meeting.

REVOCATION OF APPOINTMENT OF PROXY

         Any shareholder who executes an appointment of proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company either an instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

         The Company will pay the cost of preparing, assembling and mailing this Proxy Statement. Appointments of proxy also may be solicited personally or by telephone by the Company's and the Bank's directors, officers and employees without additional compensation.

BENEFICIAL OWNERSHIP OF SECURITIES BY MANAGEMENT AND NOMINEES

         As of March 13, 1998, there were no persons who were known to management of the Company to beneficially own more than 5% of the Company's common stock. The following table lists the individual beneficial ownership of the Company's common stock as of March 13, 1998, by the Company's current directors and nominees for director, by the Company's executive officer named in the Summary Compensation Table below, and by all current directors, nominees and executive officers of the Company as a group. No current director or executive officer owned more than 1% of the shares outstanding on March 13, 1998. Current directors, nominees and executive officers as a group beneficially owned 6.90% of the shares outstanding or exercisable by members of the group on such date.



 NAME OF                                         AMOUNT AND NATURE OF
 BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP (1,2)
 ----------------                                --------------------------

 William S. Aldridge, Jr.                                             3,377
 Cynthia H. Beane                                                    10,292
 Joe S. Brooks                                                        3,924
 Ronald T. Burleson                                                   7,866
 Bill C. Burnside, D.D.S.                                             4,616
 Gail C. Burris                                                         200



 NAME OF                                         AMOUNT AND NATURE OF
 BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP (1,2)
 ----------------                                --------------------------

 William F. Clayton                                                   2,289
 G. Chad Efird                                                        8,735
 David M. Jones, D.V.M.                                                 200
 James F. Link, D.V.M.                                                  210
 Jerry J. Long                                                        4,002
 W. Chester Lowder                                                      824
 Pamela S. Morton                                                       352
 Buren Mullis                                                        13,621
 John P. Murray, M.D.                                                 6,663
 Kent E. Newport                                                        449
 Catherine A. Pickler                                                 1,127
 George T. Reaves                                                     3,025
 A. James Russell                                                       602
 B. A. Smith, Jr.                                                     8,748
 Boyce E. Thompson                                                    4,693
 Douglas V. Waddell                                                     403
 Roger L. Dick                                                        5,489
 All current directors, nominees for director
 and executive officers as a group (32 persons)                     161,379 (3)

--------------------
(1) Except as otherwise noted, to the best knowledge of management of the Company, the individuals named or included in the group above exercise sole voting and investment power with respect to all shares shown as beneficially owned. The calculations of the percentage of class beneficially owned by each individual are based on a total of 2,290,353 shares currently outstanding plus the number of shares capable of being issued to that individual (if any) within 60 days upon the exercise of stock options held by that individual (if any).

(2) Includes shares over which the named individual shares voting and investment power as follows: Mr. Aldridge - 3,025 shares; Ms. Beane - 10,023 shares; Mr. Brooks - 3,714 shares; Mr. Burleson - 1,194 shares; Dr. Burnside - 4,416 shares; Mr. Efird - 8,383 shares; Mr. Long - 3,531 shares; Mr. Lowder - 602 shares; Dr. Murray - 5,841 shares; Mr. Newport
         - 234 shares; Mr. Russell - 182 shares; Mr. Smith - 6,895 shares; Mr. Thompson - 3,020 shares.

 (3) Includes a total of 43,458 shares as to which the persons included in the group exercise sole voting and investment power, and 69,316 shares as to which such power is shared. Also includes an aggregate of 48,605 shares which executive officers included in the group could purchase under currently exercisable stock options.

REPORTS OF CHANGES IN BENEFICIAL OWNERSHIP

         Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company's common stock. To the knowledge of the management of the Company based upon information supplied to the Company by the directors and executive officers, all required reports of directors and executive officers of the Company have been timely filed.

                        PROPOSAL 1: ELECTION OF DIRECTORS

NOMINEES

         The Company's Bylaws provide for a Board of Directors composed of 18 members divided into three classes, each consisting of six directors who are elected to terms of three years. Each year the terms of six directors expire and six persons are elected as directors for new three-year terms. The Board of Directors intends to nominate the six persons named below for election by shareholders at the Annual Meeting as directors of the Company for three-year terms or until their respective successors are duly elected and qualified.

                                                          YEAR IN WHICH
                                       POSITIONS         FIRST ELECTED/                   PRINCIPAL OCCUPATION
                                         WITH               PROPOSED                     AND BUSINESS EXPERIENCE
NAME AND AGE                            COMPANY            TERM EXPIRES                     FOR PAST 5 YEARS
------------                            -------            ------------                     ----------------
Bill C. Burnside, D.D.S.            New                     1998/2001         Bill Burnside, D.D.S., Albemarle, NC
           (48)                     Nominee                                   (dentistry)

Gail C. Burris                      New                     1998/2001         Owner and Manager, Rosebriar Restaurant,
           (43)                     Nominee                                   Albemarle, NC

David M. Jones, D.V.M.              New                     1998/2001         Director, North Carolina Zoological Park,
           (53)                     Nominee                                   Asheboro, NC (NC Department of Environment
                                                                              and Natural Resources) since March 1994;
                                                                              previously, Director of Conservation and
                                                                              Consultancy, Zoological Society of London,
                                                                              London, England

John P. Murray, M.D.                Current                 1996/2001         Retired; previously, Physician and owner,
           (56)                     Director                                  Albemarle Ear, Nose and Throat, Albemarle, NC

Buren Mullis                        New                     1998/2001         Retired; previously, Vice President and
           (64)                     Nominee                                   General Manager of Sundrop Bottling Co.,
                                                                              Inc., Concord, NC

Catherine A. Pickler                Current                 1995/2001         Homemaker and community volunteer, New
          (63)                      Director                                  London, NC


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

INCUMBENT DIRECTORS

         The Company's current Board of Directors includes 12 directors whose terms will continue after the Annual Meeting. The following table contains information about those 12 incumbent directors.

                                                       YEAR IN WHICH
                                   POSITIONS           FIRST ELECTED/                     PRINCIPAL OCCUPATION
                                      WITH              CURRENT TERM                    AND BUSINESS EXPERIENCE
 NAME AND AGE                       COMPANY               EXPIRES (1)                       FOR PAST 5 YEARS
 ------------                       -------               -----------                       ----------------
William S. Aldridge, Jr.            Director              1993/1999          Manager, Secretary-Treasurer and co-
    (70)                                                                     owner, Stanly Funeral Home, Inc.
                                                                             Albemarle, NC

Cynthia H. Beane                    Director              1996/1999          Cynthia   H.   Beane,   CPA,   Albemarle,   NC
    (49)                                                                     (certified public accountant)

Joe S. Brooks                       Director              1997/2000          Partner,   Brothers  Precision  Tool  Company,
    (48)                                                                     Albemarle, NC (tool and die shop)

Ronald T. Burleson                  Director              1997/2000          Partner,   Thurman   Burleson   &  Sons  Farm,
    (48)                                                                     Richfield, NC  (farming operation)

G. Chad Efird                       Director              1993/1999          Retired; previously, Technical
     (75)                                                                    Supervisor, Aluminum Company of
                                                                             America (ALCOA),  Badin, NC (aluminum products
                                                                             manufacturer)

James F. Link, D.V.M.               Director              1997/2000          Veterinarian  and Owner,  North Stanly  Animal
    (45)                                                                     Clinic, New London, NC

W. Chester Lowder                   Director              1995/1999          Director of Field Services, North Carolina
     (49)                                                                    Farm Bureau Federation, Raleigh, NC
                                                                             (agricultural service agency); President,
                                                                             Fork "L" Farm, Inc., Norwood, NC (farming
                                                                             operation)

Kent E. Newport                     Director              1997/2000          President, KDC, Inc. DBA Coy's Laundromat,
    (37)                                                                     Albemarle, NC (coin laundry and self-service
                                                                             carwash)

George T. Reaves                    Director              1997/2000          Retired;  previously,  Vice President  Traffic
     (70)                                                                    and    Transportation,    Collins   &   Aikman
                                                                             Corporation,  Albemarle,  NC  (manufacturer of
                                                                             automotive fabrics, upholstery, yarns)

A. James Russell                    Director              1997/2000          Construction  Manager,  J.T.  Russell  & Sons,
    (43)                                                                     Inc.,  Albemarle,  NC (highway  heavy  utility
                                                                             construction)

B. A. Smith, Jr.                    Director              1996/1999          Retired;    previously,    Pilot    and   Base
     (64)                                                                    Commander, United States Air Force

Douglas V. Waddell                  Director              1995/1999          Retired; previously, Manager, Sears
     (69)                                                                    & Roebuck - Automotive Department,
                                                                             Albemarle, NC (retail store)

--------------------

(1) The year first elected indicates the year in which each individual was first elected a director of the Bank or the Company, as applicable, and does not reflect breaks in certain of the named individuals' tenures as directors of the Bank or the Company, as applicable.

DIRECTOR COMPENSATION

           For service during 1998, each director will be paid a fee of $200 for each Board of Directors meeting attended and $100 for attendance at each meeting of a committee.

         During 1994, the Company adopted a plan under which individual directors may elect each year to defer receipt of all or a designated portion of their fees for that year. Amounts so deferred earn interest at rates tied to market indices selected quarterly by the plan administrators, and such amounts become payable in the future (in a lump sum or annual installments) as specified by the director at the time of his or her deferral election. During 1997, Directors Brooks, Link, Long, Lowder, Newport, Reaves, Russell and Thompson deferred compensation pursuant to such plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company held nine regular meetings and two special meetings during 1997. Each current director attended 75% or more of the aggregate number of meetings of the Board of Directors and of any committees on which he or she served with the exception of Director W. Chester Lowder whose absences were due to prior business commitments and Director Jerry J. Long whose absences were due to illness.

         The Company's Board of Directors has several standing committees, including an Examining Committee, a Personnel Committee, a Compensation Committee and a Nominating Committee.

         The current members of the Examining Committee are Boyce E. Thompson - Chairman, Cynthia H. Beane, Jerry J. Long, John P. Murray, M.D. and Kent E. Newport. The Examining Committee reviews the annual audit reports of the Company's independent auditors and the examination reports issued by bank regulatory agencies, and oversees the work of the Company's internal auditor. The Examining Committee met eleven times during 1997.

         The current members of the Compensation Committee are B.A. Smith, Jr. - Chairman, Joe S. Brooks, G. Chad Efird, Pamela S. Morton and Douglas V. Waddell. The Compensation Committee is authorized to consider and make recommendations to the Board of Directors for action on matters pertaining to the compensation of executive officers of the Company and the Bank. The Compensation Committee met four times during 1997. The Compensation Committee also serves as the Personnel Committee.

         The current members of the Nominating Committee are Jerry J. Long - Chairman, William S. Aldridge, Jr., James F. Link, D.V.M., Pamela S. Morton and B.A. Smith, Jr.. The Nominating Committee recommends candidates to the Company's Board of Directors for selection as nominees for election as directors of the Company. The Nominating Committee met three times during 1997. In making its recommendations, the Nominating Committee will consider candidates recommended by shareholders. Recommendations of nominee candidates by shareholders for the 1999 Annual Meeting should be submitted in writing to the Chief Executive Officer of the Company by September 30, 1998, and should be accompanied by a statement of each candidate's qualifications to serve as a director.

EXECUTIVE OFFICERS

         The following table contains information about the current executive officers of the Company and the Bank.

                                                                                                      EMPLOYED
                                                       CURRENT POSITIONS                               BY BANK
    NAME AND AGE                                      WITH COMPANY AND/OR BANK                           SINCE
    ------------                                      ------------------------                           -----
Ronald B. Davis                  President and Chief Executive Officer of the Bank                      1997
        (50)
Roger L. Dick                    President and Chief Executive Officer of the Company                   1983
        (46)
Susan B. Gibson                  Vice President of the Bank (human resources)                           1996
       (36)
Jacqueline S. Jernigan           Executive Vice President of the Bank  (retail banking)                 1983
       (43)
Dawn L. Melton                   Executive Vice President of the Company (technology)                   1983
       (37)
Tamara M. Singletary             Executive Vice President of the Company (investor relations)           1983
       (38)
Christy D. Stoner                President of The Strategic Alliance Corporation, a                     1991
      (33)                       subsidiary of the Bank
Thomas H. Swaringen              Executive Vice President of the Bank (credit administration)           1990
       (54)
Barbara S. Williams              Senior Vice President of the Company (finance)                         1995
       (54)
O. David Williams, Jr.           Senior Vice President of the Bank (commercial banking)                 1991
       (39)

EXECUTIVE COMPENSATION

         The following table shows, for 1997, 1996 and 1995, the compensation paid to or received or deferred by the Company's chief executive officer. No other current executive officer of the Company or the Bank received compensation for 1997 which exceeded $100,000.


                                  SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                    ----------------------------------    ---------------------------------
                                                                                 AWARDS             PAYOUTS
                                                                          ----------------------    -------
                                                                 OTHER                                          ALL
                                                                ANNUAL    RESTRICTED                           OTHER
      NAME AND                                                  COMPEN-      STOCK      OPTIONS/     LTIP     COMPEN-
      PRINCIPAL                      SALARY       BONUS         SATION      AWARDS        SARS      PAYOUTS   SATION
       POSITION             YEAR     ($)(1)       ($)(2)        ($)(3)        ($)         (#)         ($)     ($)(4)
-----------------------     ----   ----------  ------------   ----------  ----------   ---------   --------  ---------
Roger L. Dick, President    1997    $118,000     $48,752          -0-        -0-          -0-         -0-     $9,500
and Chief Executive
Officer of the Company

                            1996    107,966       5,398           -0-        -0-       68,895(5)      -0-      6,802

                            1995      95,865      3,607           -0-        -0-          -0-         -0-      5,968


-------------
(1) Includes amounts deferred at Mr. Dick's election pursuant to the Company's Section 401(k) savings plan.

(2) Includes all cash bonuses received for each year by Mr. Dick. At the end of each year the Company's Board of Directors may approve the payment of annual cash bonuses to individual officers based on the Company's results of operations and their individual performance during the year. The payment and amounts of any such bonuses are determined solely by the Company's Board of Directors. In addition to discretionary cash bonuses, during 1997 the Company maintained an incentive plan under which, at the end of each calendar quarter, each of certain officers and employees could receive a cash bonus (equal to 5.0% of their quarterly salary) if the Company's financial performance for that quarter equaled or exceeded budgeted amounts.

(3) In addition to compensation paid in cash, the Company's executive officers receive certain personal benefits. However, the aggregate value of non-cash benefits received by Mr. Dick during each year did not exceed 10% of cash compensation paid to him.

(4) Consists entirely of the Company's contributions on behalf of Mr. Dick to the Company's Section 401(k) savings plan.

(5) The number of shares covered by options increased to 68,895 as a result of a 3% stock dividend declared in December 1996 and a 5% stock dividend in 1997.

STOCK OPTIONS

         No stock options were granted during 1997 to Roger L. Dick, President and Chief Executive Officer of the Company.

         The following table contains information with respect to stock options exercised during 1997, and held at December 31, 1997, by Roger L. Dick, the Company's President and Chief Executive Officer.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                       NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS/SARs
                                                       OPTIONS/SARs AT FY-END                  AT FY-END
                                                               (#)                             ($)(1)
                                                    -----------------------------  ------------------------------
                          SHARES
                        ACQUIRED ON      VALUE
                         EXERCISE      REALIZED
     NAME                    (#)         ($)        EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
---------------       --------------   --------    ------------    -------------    -----------     -------------
Roger L. Dick               -0-          -0-          13,779           55,116         $61,344         $245,376

--------------------
(1) Represents the aggregate fair market value at December 31, 1997 (based on an estimated market value of $10 per share) of shares underlying unexercised options held on that date, minus the aggregate exercise or purchase price of those shares.

TRANSACTIONS WITH MANAGEMENT

         The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of the Company's and the Bank's directors and executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

             PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         The Board of Directors has appointed the firm of Dixon Odom PLLC, Certified Public Accountants, as the Company's independent accountants for 1998, and a proposal to ratify that appointment will be submitted for shareholder approval at the Annual Meeting.

         A representative of Dixon Odom PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1998.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                            PROPOSALS OF SHAREHOLDERS

         Any proposal of a shareholder which is intended to be presented at the Company's 1999 Annual Meeting must be received by the Company at its main office in Albemarle, North Carolina, no later than December 4, 1998, to be considered timely received for inclusion in the proxy statement and appointment of proxy to be distributed in connection with that meeting.

                             ADDITIONAL INFORMATION

         A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE TO ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING UPON THAT SHAREHOLDER'S WRITTEN REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TAMARA M. SINGLETARY, SECRETARY, UWHARRIE CAPITAL CORP, 167 NORTH SECOND STREET, ALBEMARLE, NORTH CAROLINA 28001.

********************************************************************************
                                    APPENDIX

                              UWHARRIE CAPITAL CORP

                             167 NORTH SECOND STREET
                         ALBEMARLE, NORTH CAROLINA 28001

                              -------------------

                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

         The undersigned hereby appoints Roger L. Dick, Dawn L. Melton and Tamara M. Singletary (the "Proxies"), or any of them, as attorneys and proxies, with power of substitution, to vote all outstanding shares of the common stock of Uwharrie Capital Corp (the "Company") held of record by the undersigned on March 27, 1998, at the Annual Meeting of Shareholders of the Company to be held at the Stanly County Agri-Civic Center at 26032 Newt Road, Albemarle, North Carolina, at 7:30 p.m. on May 11, 1998, and at any adjournments thereof:


1. ELECTION OF DIRECTORS: Proposal to elect six directors of the Company for three year terms or until their successors are duly elected and qualified.

         [ ]  FOR ALL NOMINEES LISTED BELOW        [ ]  WITHHOLD AUTHORITY
              (EXCEPT AS INDICATED OTHERWISE            TO VOTE FOR ALL NOMINEES
              BELOW)                                    LISTED BELOW

         NOMINEES:         Bill C. Burnside, D.D.S.
                           Gail C. Burris
                           David M. Jones, D.V.M.
                           Buren Mullis
                           John P. Murray, M.D.
                           Catherine A. Pickler

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided.)



2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Odom PLLC as the Company's independent accountants for 1998.

                 [ ]  FOR              [ ] AGAINST        [ ] ABSTAIN

3. OTHER BUSINESS: The Proxies are authorized to vote the shares represented by this Appointment of Proxy according to their best judgment on such other matters as may be presented for action at the Annual Meeting.

         THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.



                             Date:_________________________________, 1998



                             _______________________________________(SEAL)
                             (Signature)


                             _______________________________________(SEAL)
                             (Signature, if shares held jointly)

                             INSTRUCTION: PLEASE SIGN ABOVE EXACTLY AS YOUR NAME APPEARS ON THIS APPOINTMENT OF PROXY. JOINT OWNERS OF SHARES SHOULD BOTH SIGN. FIDUCIARIES OR OTHER PERSONS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.




                PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS
                      PROXY CARD IN THE ENCLOSED ENVELOPE.